UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 6, 2006
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32395 (Commission File Number)	01-0562944 (I.R.S. Employer Identification No.)

600 North Dairy Ashford Houston, Texas (Address of principal executive offices)	77079 (Zip Code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Terms Agreement
Form of the terms of the 2007 Notes, including the form of 2007 Note
Form of the terms of the 2009 Notes and 2013 Notes, including the form of 2009 Note and 2013 Note
Opinion of Baker Botts L.L.P.

Item 8.01 Other Events.
     On April 6, 2006, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), and ConocoPhillips Australia Funding Company, a Delaware corporation (“Funding”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated April 6, 2006 (the “Terms Agreement”), among ConocoPhillips, Funding and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by (i) ConocoPhillips of $1,000,000,000 aggregate principal amount of its Floating Rate Notes due April 11, 2007 (the “2007 Notes”), fully and unconditionally guaranteed by ConocoPhillips Company, a Delaware corporation (“CPCo”), to be issued pursuant to an Indenture, dated as of October 9, 2002 (the “ConocoPhillips Indenture”), among ConocoPhillips, as issuer, CPCo, as guarantor, and The Bank of New York Trust Company, N.A., as trustee, and (ii) Funding of $1,250,000,000 aggregate principal amount of its Floating Rate Notes due April 9, 2009 (the “2009 Notes”) and $750,000,000 aggregate principal amount of its 5.50% Notes due 2013 (the “2013 Notes” and, together with the 2007 Notes and the 2009 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips and CPCo, to be issued pursuant to an Indenture, to be dated as of April 11, 2006 (the “Funding Indenture”), among Funding, as issuer, ConocoPhillips and CPCo, as guarantors, and U.S. Bank National Association, as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips, Funding and CPCo dated April 6, 2006, together with the related prospectus dated April 6, 2006, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on April 7, 2006, which description is incorporated herein by reference.
     A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the ConocoPhillips Indenture, the form of Funding Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated April 6, 2006, among ConocoPhillips, ConocoPhillips Australia Funding Company and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Trust Company, N.A., as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and 333-101187-04).

4.2	Form of Indenture among ConocoPhillips Australia Funding Company, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and U.S. Bank

National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of ConocoPhillips, ConocoPhillips Australia Funding Company and ConocoPhillips Company on Form S-3; Registration Nos. 333-133035, 333-133035-01 and 333-133035-02).

4.3	Form of the terms of the 2007 Notes, including the form of 2007 Note.

4.4	Form of the terms of the 2009 Notes and 2013 Notes, including the form of 2009 Note and 2013 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
By:	/s/ Stephen F. Gates
Stephen F. Gates
Senior Vice President and General Counsel

Date: April 11, 2006

EXHIBIT INDEX

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated April 6, 2006, among ConocoPhillips, ConocoPhillips Australia Funding Company and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Trust Company, N.A., as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, ConocoPhillips Company, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and 333-101187-04).

4.2	Form of Indenture among ConocoPhillips Australia Funding Company, as issuer, ConocoPhillips and ConocoPhillips Company, as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of ConocoPhillips, ConocoPhillips Australia Funding Company and ConocoPhillips Company on Form S-3; Registration Nos. 333-133035, 333-133035-01 and 333-133035-02).

4.3	Form of the terms of the 2007 Notes, including the form of 2007 Note.

4.4	Form of the terms of the 2009 Notes and 2013 Notes, including the form of 2009 Note and 2013 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).